EXHIBIT 10.1

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

Dated as of November 6, 2007

AMONG

BILL BARRETT CORPORATION,

AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of November 6, 2007 is among BILL BARRETT CORPORATION, a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, the Agents and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of March 17, 2006 (as amended by the First Amendment to Second Amended and Restated Credit Agreement, and as further amended, restated, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to make certain other changes to the Credit Agreement.

C. NOW, THEREFORE, to induce the Agents and the Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02. The following definition is hereby added where alphabetically appropriate to read as follows:

“First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of November 6, 2007 among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2 Amendments to Annex I. Annex I is hereby deleted and replaced in its entirety with Annex I attached hereto.

Section 3. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent shall have received from each Lender required by Section 12.02(b) of the Credit Agreement, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

3.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof.

3.3 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

4.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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4.4 No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.5 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	BILL BARRETT CORPORATION

	By:	/s/ Robert W. Howard
Robert W. Howard
Chief Financial Officer

GUARANTORS:	BILL BARRETT PRODUCTION COMPANY

	By:	/s/ Robert W. Howard
Robert W. Howard
Chief Financial Officer

BILL BARRETT PROPERTIES INC.

	By:	/s/ Robert W. Howard
Robert W. Howard
Chief Financial Officer

CIRCLE B LAND COMPANY LLC

	By:	/s/ Fredrick J. Barrett
Fredrick J. Barrett
Manager

BILL BARRETT CBM CORPORATION

	By:	/s/ Robert W. Howard
Robert W. Howard
Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT 1

BILL BARRETT CBM, LLC By: Bill Barrett CBM Corporation, as manager

By:	/s/ Robert W. Howard
Robert W. Howard
Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT 2

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ J. Scott Fowler
J. Scott Fowler
Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT 3

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ J. Scott Fowler
J. Scott Fowler
Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT 4

LENDER:	DEUTSCHE BANK TRUST COMPANY AMERICAS

	By:	/s/ D. Lazarov
	Name:	Dusan Lazarov
	Title:	Vice President

	By:	/s/ Susan LeFevre
	Name:	Susan LeFevre
	Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT 5

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Stephen J. Hoffman
	Name:	Stephen J. Hoffman
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT 6

LENDER:	BMO CAPITAL MARKETS FINANCING, INC. f/k/a Harris Nesbitt Financing, Inc.

	By:	/s/ Mary Lou Allen
	Name:	Mary Lou Allen
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT 7

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Kathryn A. Gaiter
	Name:	Kathryn A. Gaiter
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT 8

LENDER:	FORTIS CAPITAL CORP.

	By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Director

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT 9

LENDER:	SUNTRUST BANK

	By:	/s/ James Warren
	Name:	James Warren
	Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT 10

LENDER:	UNION BANK OF CALIFORNIA, N.A.

	By:	/s/ Timothy Brendel
	Name:	Timothy Brendel
	Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT 11

LENDER:	COMERICA BANK

	By:	/s/ Peter L. Sefzik
	Name:	Peter L. Sefzik
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT 12

LENDER:	COMPASS BANK

	By:	/s/ Murray E. Brasseux
	Name:	Murray E. Brasseux
	Title:	Executive Vice President

SIGNATURE PAGE TO FIRST AMENDMENT 13

LENDER:	GOLDMAN SACHS CREDIT PARTNERS L.P.

	By:	/s/ Pedro Ramirez
	Name:	Pedro Ramirez
	Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT 14

LENDER:	MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc.

	By:	/s/ Gregory Hanson
	Name:	Gregory Hanson
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT 15

LENDER:	CREDIT SUISSE, CAYMAN ISLANDS BRANCH

	By:	/s/ Vanessa Gomez
	Name:	Vanessa Gomez
	Title:	Vice President

	By:	/s/ Morenikeji Ajayi
	Name:	Morenikeji Ajayi
	Title:	Associate

SIGNATURE PAGE TO FIRST AMENDMENT 16

LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Guy C. Evangelista
	Name:	Guy C. Evangelista
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT 17

LENDER:	BANK OF SCOTLAND plc

	By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT 18

Annex I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	8.25688073%	$45,000,000.00
Deutsche Bank Trust Company Americas	8.25688073%	$45,000,000.00
Bank of America, N.A.	8.25688073%	$45,000,000.00
BMO Capital Markets Financing, Inc.	8.25688073%	$45,000,000.00
U.S. Bank National Association	8.25688073%	$45,000,000.00
Fortis Capital Corp.	7.33944954%	$40,000,000.00
SunTrust Bank	7.33944954%	$40,000,000.00
Union Bank of California, N.A.	7.33944954%	$40,000,000.00
Bank of Scotland plc	7.33944954%	$40,000,000.00
Wells Fargo Bank, N.A.	7.33944954%	$40,000,000.00
Merrill Lynch Capital	7.33944954%	$40,000,000.00
Credit Suisse	4.58715596%	$25,000,000.00
Comerica Bank	4.58715596%	$25,000,000.00
Compass Bank	4.58715596%	$25,000,000.00
Goldman Sachs Credit Partners L.P.	0.91743119%	$5,000,000.00
TOTAL	100%	$545,000,000.00

ANNEX I 1